AXP(R)
     Progressive
         Fund

2003 SEMIANNUAL REPORT

MARCH 31, 2003

AXP Progressive Fund seeks to provide shareholders with long-term growth of capital.


American
   Express(R)
 Funds

AMERICAN
   EXPRESS(R)

Mutual Funds Can Work for You

For more than six decades, American Express(R) Funds has provided investors with attractive investment opportunities. Several of our funds helped pioneer the mutual fund industry in the 1940s. Today, with 61 publicly offered funds and more than $60 billion* in assets, American Express Funds ranks among the largest U.S. fund families. American Express Financial Corporation, the investment manager for American Express Funds, has more than 100 years of experience as a financial services provider -- a claim few other financial firms can make. With investment management offices in Minneapolis, Boston, New York, San Diego, London, Tokyo and Singapore, we strive to provide our shareholders with the high-quality service American Express is known for worldwide.

At American Express Funds, we're focused on your success. Our investment managers have the strength and experience that you can count on to help you achieve your financial goals -- now and into the future.

* As of March 2003.

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Table of Contents

From the Chairman                                        3

Economic and Market Update                               4

Fund Snapshot                                            6

Questions & Answers with Portfolio Management            7

Investments in Securities                               11

Financial Statements                                    15

Notes to Financial Statements                           18

Results of Meeting of Shareholders                      28

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2 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT

(photo of) Arne H. Carlson

From the Chairman

Arne H. Carlson
Chairman of the board

Dear Shareholders,

These are extraordinary times for the American economy as well as the investor. Markets like stability and can respond unfavorably to unsettling events such as war, ethical and legal misbehavior by some corporate executives, and general concerns about corporate profitability. As of early March, the U.S. equity market had completed a third consecutive year of declining stock prices, something that has not happened since 1939-1941. Although the U.S. economy is growing, the job market is stagnant, and many corporations are finding that the only way to increase profits is to engage in vigorous cost cutting.

History tells us that the U.S. business cycle will eventually turn. We also have every reason to believe that mutual funds remain one of the most effective and efficient ways to achieve long-term financial goals. To regain trust by investors, however, something more needs to happen on Wall Street. Businesses need to reward ethical behavior, focus on long-term expansion and create value for all shareholders. Oversight and performance measures such as last year's Sarbanes-Oxley Act are in place to help. In my view, this should be coupled with ongoing improvements in leadership and governance.

With this in mind, the real question is what should the investor do? I think it is fair to say that most investment experts would suggest that investors remain where they are, believing that the markets will go up. Secondly, I want you to know that American Express Financial Corporation has made significant management changes and these changes are already gaining the public's attention. For instance, the March 2003 issue of Money magazine wrote a positive feature on Ted Truscott, the company's Chief Investment Officer and the work he has been doing in attracting top-flight managers. So far, these efforts are paying off with improved performance. The magazine noted, "Last year, 15 of American Express' 24 domestic-stock funds landed in the top half of their Morningstar categories; a year ago only five out of 20 did." In addition, a similar process of change is underway for fixed-income funds, led by Michelle Keeley, the new Senior Vice President of Fixed-Income Investments.

The Board of American Express Funds is focused on continuing both excellence in management and further improvement in fund performance. We encourage you to continue to work closely with your financial advisor to maintain a diversified portfolio that balances risk and reward. As investors, we should not let fear distract us from our long-term goals.

On behalf of the Board,

Arne H. Carlson

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3 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

Equity markets worldwide continued to experience pronounced volatility in the early months of 2003, as war with Iraq and other concerns about geopolitical stability made investors wary. Even with the uncertainty, however, year-to-date results are not uniformly negative. The Dow Jones Industrial Average and S&P 500 Index were down for the year to date as of March 31, while the Nasdaq Composite Index mustered a small gain for the same three-month period.

Independent of the situation in Iraq and other trouble spots around the globe, corporations are still wrestling with fundamental issues like profitability and sales growth. Most of the gains in profits we've seen over the past year or so are due to cost cutting. Although necessary after the excesses of the late `90s, cost cutting is a short-term fix; it is not a satisfactory replacement for true growth -- increased demand, sales and capacity. Until old-fashioned growth returns, the outlook for business will continue to be modest. Still, there are some things working in our favor, namely monetary policy. The Federal Reserve has lowered short-term interest rates to their lowest point in more than 40 years, which has helped to keep the economy afloat.


KEY POINTS

-- The Federal Reserve has lowered short-term interest rates to their lowest point in more than 40 years, which has helped to keep the economy afloat.

-- In challenging times, it's especially important to remember that long-term results may be compromised if investors are not willing to take prudent risks.

-- In the current environment, investors should proceed rationally, but prudently.

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


Economic and Market Update

When asked how I believe investors should proceed in the current environment, I answer: rationally but prudently. While no one, especially those with long-term goals, should abandon equities, the truth is that stock prices are not especially cheap (when measured against company earnings) even after three years of a bear market. In the short term, what we may see are roughly comparable returns between stocks and bonds.

Of course, that could change if inflation became a problem or if interest rates climbed rapidly and steeply. While neither of these risks is currently part of our forecast, investors need to know that bonds would take a larger hit than stocks in this scenario. Diversification is perhaps the best way for bond investors to mitigate these risks. For example, high-yield securities are generally less sensitive to inflation and interest rate fluctuations than U.S. Treasuries (assuming equal maturities). Of course, high-yield bonds also carry considerably more risk, so any specific allocation should reflect your risk tolerance and time horizon. If you have long-term goals, I encourage you to remain focused on them. In challenging times, it's especially important to remember that long-term results may be compromised if investors are not willing to take prudent risks.

Just as no two individuals are the same, no two portfolios should be identical either. Your investment strategy should suit your unique circumstances. Contact your American Express financial advisor if you need help developing or refining a plan for meeting your goals. As always, thank you for investing with American Express Funds.

Yours truly,

Ted Truscott,
American Express Financial Corporation CIO

This commentary is provided for informational purposes only. It is intended to be generic in nature and should not be applied or relied upon in any particular situation without the advice of your tax, legal and/or your financial advisor. The views expressed may not be suitable for every situation.

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5 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT

Fund Snapshot
         AS OF MARCH 31, 2003

PORTFOLIO MANAGER

Portfolio manager                                    Mario Gabelli, CFA
                                       Gabelli Asset Management Company
Since                                                              4/02
Years in industry                                                    35


FUND OBJECTIVE

Seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 1/1/69         B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols
A: INPRX          B: IPRBX          C: --            Y: --

Total net assets                                         $121.3 million

Number of holdings                                    approximately 190


STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
  X                   LARGE
  X                   MEDIUM  SIZE
  X                   SMALL


SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Communications services 26.3%
Industrials 17.6%
Energy and utilities 12.8%
Consumer staples 10.0%
Consumer discretionary 9.6%
Financials 9.2%
Materials 6.9%
Information technology 3.6%
Health care 1.9%
Transportation 0.9%
Cash and equivalents 0.7%
Other 0.5%


TOP TEN HOLDINGS

Percentage of portfolio assets

Cablevision Systems NY Group Cl A (Media)                           3.0%
Liberty Media Cl A (Media)                                          2.8
Tribune (Media)                                                     2.4
Deere & Co (Industrial equipment & services)                        2.2
ChevronTexaco (Energy)                                              2.0
Verizon Communications (Communications equipment & services)        1.8
Exxon Mobil (Energy)                                                1.7
ConocoPhillips (Energy)                                             1.6
Disney (Walt) (Media)                                               1.5
AOL Time Warner (Leisure time & entertainment)                      1.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- or-medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

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6 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

AXP Progressive Fund's portfolio is managed by Mario Gabelli of Gabelli Asset Management Company, a New York-based investment firm. The Fund invests in value stocks of all sizes in an effort to seek capital appreciation. The Fund is closed to new investors.

Q: How did AXP Progressive Fund perform in comparison to its benchmark/peers for the six-month period ended March 31, 2003?

    Gabelli: Despite a challenging six-month period, AXP Progressive Fund's Class A shares advanced 4.09% (excluding sales charge). The Russell 3000(R) Value Index rose 3.59% for the period. The S&P MidCap 400 Index, rose 1.14% for the period and the Lipper Multi-Cap Value Funds Index, representing the fund's peer group, rose 3.64%. The Fund invests in stocks of all sizes and as of March 31, 2003 had a median market capitalization of $6.6 billion, which was in the middle of the mid-cap range. Mid-cap stocks generally outperformed small-cap stocks for the six months ended March 31, but mid-caps provided slightly lower returns than large-cap stocks over the period.


(bar graph)
PERFORMANCE COMPARISON
For the six-month period ended March 31, 2003

    6%
    5%         (bar 1)           (bar 2)          (bar 3)           (bar 4)
    4%         +4.09%            +1.14%           +3.59%            +3.64%
    3%
    2%
    1%
    0%

(bar 1) AXP Progressive Fund Class A (excluding sales charge)

(bar 2) S&P MidCap 400 Index(1) Index (unmanaged)

(bar 3) Russell 3000(R) Value Index(2) (unmanaged)

(bar 4) Lipper Multi-Cap Value Funds Index(3)

(1) Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), an unmanaged market-weighted index, consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) Russell 3000(R) Value Index, an unmanaged index, measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

(3) The Lipper Multi-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT



Questions & Answers

(begin callout quote) > Several of the Fund's largest positions rebounded sharply from the previous period, and this helped the Fund outperform its peers.
(end callout quote)

Q:  What factors most significantly affected results for the period?

    Gabelli: Geopolitical concerns generated negative investor sentiment during the first quarter of 2003. The weight of war with Iraq, high oil prices and the threats from North Korea took a toll on U.S. equities. For the past several months, the market has moved up or down on impending war news. On
    March 19, the war in Iraq began. We were fortunate in that global capital markets remained open during this crisis, providing liquidity for investors.

    Several of the Fund's largest positions rebounded sharply from the previous period, and this helped the Fund outperform its peers. Cablevision was a top

AVERAGE ANNUAL TOTAL RETURNS

as of March 31, 2003

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (1/1/69)                  (3/20/95)                 (6/26/00)                  (3/20/95)

                         NAV(1)       POP(2)        NAV(1)   After CDSC(3)    NAV(1)  After CDSC(4)     NAV(5)       POP(5)

6 months*                +4.09%       -1.91%        +3.79%       -0.21%       +3.59%       +2.59%       +4.27%       +4.27%
1 year                  -21.30%      -25.82%       -21.85%      -24.97%      -21.96%      -22.74%      -21.16%      -21.16%
5 years                  -8.47%       -9.54%        -9.18%       -9.31%         N/A          N/A        -8.36%       -8.36%
10 years                 +3.57%       +2.96%          N/A          N/A          N/A          N/A          N/A          N/A
Since inception            N/A          N/A         +1.76%       +1.76%      -12.78%      -12.78%       +2.68%       +2.68%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT

Questions & Answers

    performer, doubling in value. In our view, the company's cable subscriber base is among the most valuable in the industry and undervalued. Investors were heartened by Cablevision's possible sale of several businesses and the resulting potential to reduce debt. Another Fund holding, Liberty Media, rose partly on news of the sale of its international cable investments during the period. Tribune, the Chicago-based media company, rose on continuing solid performance for both its newspaper and television business units. Xcel Energy, a Midwest electric and gas utility, benefited from the settlement of creditors of NRG Energy, the power and merchant energy company it owns.

    Among the poor performers for the six-month period were Sequa, which declined on poor earnings and lower aerospace revenues. Energizer, the battery maker, was weak following its announced acquisition of Schick, the razor maker.

Q:  What changes did you make to the portfolio, and why?

    Gabelli: Changes to the portfolio were minor. We added to certain positions such as Telephone and Data Systems, a telephone company we believe is undervalued. We took advantage of a drop in the shares to add to our position. We also purchased Cox, which supplies cable and digital cable television that we also believe is undervalued.

    During the period, we sold a portion of our positions in Mirant, which expects lower margins and lower volumes on energy trading, as well as Adolph Coors, the brewer. We also sold a portion of our holdings in Verizon, a high quality company that we believed was slightly overvalued.

Q:  How are you currently positioning the portfolio?

    Gabelli: Our focus is on industries that we believe are already or are about to benefit from favorable long-term trends, and we rely on fundamental company research to guide stock selection. We have positioned the Fund's portfolio in stocks that we believe should do well whatever the level of U.S. economic growth in the year ahead.

    One industry we believe is undervalued is automotive replacement parts. In our view, firms such as Dana and Modine Manufacturing, and leading parts distributors are likely to prosper in the years ahead because the average age of cars, SUVs and trucks is rising, creating more demand for parts. Today the average age of a passenger car is 9.3 years, up from 8.1 years in the early 1990s. Over the next five years, industry analysts expect the pool of older vehicles to rise 15%. Analysts also expect the average vehicle now lasts for 170,000 miles, up from 100,000 miles in 1988.

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9 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT

Questions & Answers

    Utility stocks are another area of opportunity, based on our belief that investors will be attracted to utilities above-average dividend income potential. Our research shows many utilities are going back to the basics of the still monopoly-like businesses of distributing electricity and/or natural gas to their local and regional customer bases. Now that utilities have largely given up on the concept of growing through diversification, we believe they will focus on growing through the acquisition of smaller competitors. We currently hold utilities such as Southwest Gas and DQE, which pay excellent dividends and that we believe could ultimately be takeover targets by larger competitors.

    In the media industry, we believe the Federal Communications Commission
    (FCC) is about to raise the cap on a single broadcast company's national coverage area from 35% to 50% of total households and allow duopolies (the ownership of two TV stations) in smaller markets. This should reinvigorate takeover activity as larger companies try to acquire smaller companies such as Young Broadcasting and Liberty Corp., which we hold in the portfolio. In our view, broadcast advertising revenues may also get a boost from the Olympics and the elections in 2004.

Q:  What is your outlook?

    Gabelli: Since the military coalition's mission in Iraq was accomplished quickly, we believe the Bush Administration may have more success pushing accelerated tax cuts and the elimination (or reduction) of taxation on corporate dividends through Congress.

    We believe the supply/demand dynamics for stocks will improve as underfunded defined benefit plan pension funds are forced to make contributions on behalf of employees to balance assets with liabililties. The outsized equity returns of the mid- to late-1990s spared corporations from having to put much money into defined benefit plans. Now, they will have to put up a considerable amount of cash. Despite the fact that equities have performed so poorly in recent years, historically low bond yields make stocks more attractive. We believe much of this money will initially go into higher yielding, more defensive industry groups such as utilities, and that new defined benefit plan investment will also gravitate to other industry groups.

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10 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT

Investments in Securities

AXP Progressive Fund

March 31, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (99.8%)

Issuer                                                Shares            Value(a)

Aerospace & defense (2.6%)
Curtiss-Wright                                         1,000             $60,500
Curtiss-Wright Cl B                                    3,000             176,100
Lockheed Martin                                        5,000             237,750
Northrop Grumman                                      20,000           1,716,000
Precision Castparts                                   15,000             357,450
Raytheon                                              12,000             340,440
Sequa Cl B                                             6,000(b)          242,400
Total                                                                  3,130,640

Automotive & related (4.0%)
Dana                                                  60,000             423,600
GenCorp                                               70,000             437,500
General Motors                                         7,500             252,150
Johnson Controls                                      12,000             869,280
Navistar Intl                                         70,000(b)        1,722,700
PACCAR                                                 5,000             251,350
SPS Technologies                                      30,000(b)          732,000
Volkswagen                                             4,000(c)          127,452
Total                                                                  4,816,032

Banks and savings & loans (4.7%)
Astoria Financial                                      6,000             139,380
City Natl                                              4,500             197,730
Compass Bancshares                                    14,000             437,780
Deutsche Bank                                         20,000(c)          842,200
First Virginia Banks                                  20,000             784,600
Greater Bay Bancorp                                    2,000              28,600
Hibernia Cl A                                         45,500             771,680
M&T Bank                                              14,000           1,100,120
Mellon Financial                                      22,000             467,720
North Fork Bancorporation                             11,000             323,950
State Street                                           6,000             189,780
Wachovia                                              10,000             340,700
Webster Financial                                      1,000              35,120
Total                                                                  5,659,360

Beverages & tobacco (3.3%)
Altria Group                                           8,000             239,680
Coca-Cola                                             16,000             647,680
Coors (Adolph) Cl B                                    8,000             388,000
Diageo ADR                                            22,000(c)          904,640
Fortune Brands                                         5,000             214,350
Gallaher Group ADR                                     6,000(c)          229,860
PepsiAmericas                                         80,000             940,800
RJ Reynolds Tobacco Holdings                          13,000             419,380
Total                                                                  3,984,390

Building materials & construction (0.5%)
Masco                                                  1,000              18,620
Watts Inds Cl A                                       40,000             623,200
Total                                                                    641,820

Chemicals (4.8%)
Allied Waste Inds                                    200,000(b)        1,598,000
Chemed                                                15,000             475,350
Ecolab                                                22,000           1,085,260
Ferro                                                  4,000              85,480
Fuller (HB)                                           13,000             300,560
Givaudan                                                 250(c)           95,453
Great Lakes Chemical                                  45,000             999,000
Hercules                                              37,000(b)          321,900
Omnova Solutions                                      80,000(b)          236,000
Republic Services                                     25,000(b)          496,000
Waste Management                                       8,000             169,440
Total                                                                  5,862,443

Communications equipment & services (3.6%)
AT&T Wireless Services                               110,000(b)          726,000
Deutsche Telekom ADR                                   1,000(c)           11,020
General Motors Cl H                                   50,000(b)          560,000
mmO2 ADR                                              50,000(b,c)        351,500
Motorola                                              22,000             181,720
Rogers Communications Cl B                            30,000(b,c)        319,800
Verizon Communications                                63,000           2,227,050
Total                                                                  4,377,090

Electronics (1.3%)
Atmel                                                 10,000(b)           16,000
Corning                                               30,000(b)          175,200
CTS                                                   18,000             109,800
Texas Instruments                                     52,000             851,240
Thomas & Betts                                        33,000(b)          467,940
Total                                                                  1,620,180

See accompanying notes to investments in securities.

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11 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Energy (7.5%)
Cabot Oil & Gas Cl A                                  29,400            $705,600
ChevronTexaco                                         38,000           2,456,700
ConocoPhillips                                        36,000           1,929,600
Devon Energy                                          13,605             656,033
Exxon Mobil                                           60,000           2,097,000
FirstEnergy                                           30,000             945,000
Noble Energy                                          10,000             342,900
Total                                                                  9,132,833

Energy equipment & services (0.7%)
Cooper Cameron                                         1,000(b)           49,510
Halliburton                                           10,000             207,300
Noble                                                 18,000(b)          565,560
Total                                                                    822,370

Financial services (2.7%)
Bear Stearns Companies                                11,000             721,600
Investors Financial Services                           1,000              24,350
Merrill Lynch                                         42,000           1,486,800
T. Rowe Price Group                                   38,000           1,030,522
Total                                                                  3,263,272

Food (6.7%)
Archer-Daniels-Midland                               150,000           1,620,000
Corn Products Intl                                    55,000           1,603,800
Del Monte Foods                                        6,699(b)           49,975
Flowers Foods                                         10,000             273,900
General Mills                                         32,000           1,457,600
Heinz (HJ)                                            15,000             438,000
Hershey Foods                                          7,500             469,950
Kellogg                                               16,000             490,400
Ralcorp Holdings                                      12,000(b)          312,480
Sensient Technologies                                 25,000             500,500
Wrigley (Wm) Jr                                       17,000             960,500
Total                                                                  8,177,105

Furniture & appliances (0.1%)
Aaron Rents Cl A                                       2,000              40,300
Thomas Inds                                            3,000              74,400
Total                                                                    114,700

Health care (2.0%)
Bristol-Myers Squibb                                  17,000             359,210
IVAX                                                  25,000(b)          306,250
Merck & Co                                            14,000             766,920
Pfizer                                                30,000             934,800
Total                                                                  2,367,180

Household products (3.2%)
Church & Dwight                                       20,000             607,200
Energizer Holdings                                    10,000(b)          254,900
Gillette                                              45,000           1,392,300
Procter & Gamble                                      18,000           1,602,900
Total                                                                  3,857,300

Industrial equipment & services (5.2%)
AMETEK                                                 9,000             297,090
Clarcor                                               13,000             470,600
Cooper Inds Cl A                                      25,000             892,750
Deere & Co                                            68,000           2,669,680
Donaldson                                             17,000             621,860
Flowserve                                             35,000(b)          407,750
Modine Mfg                                            45,000             674,550
Thermo Electron                                       15,000(b)          271,500
Total                                                                  6,305,780

Insurance (1.7%)
Alleghany                                              3,060             501,075
Fidelity Natl Financial                               17,000             580,550
Liberty                                                3,000             130,800
St. Paul Companies                                    25,000             795,000
Total                                                                  2,007,425

Leisure time & entertainment (4.8%)
AOL Time Warner                                      168,000(b)        1,824,480
Gaylord Entertainment                                 35,000(b)          628,250
Hilton Group                                         200,000(c)          435,469
Mattel                                                27,000             607,500
Metro-Goldwyn-Mayer                                  130,000(b)        1,365,000
Six Flags                                             50,000(b)          280,000
Viacom Cl A                                           20,000(b)          730,000
Total                                                                  5,870,699

Media (21.4%)
Belo Cl A                                             14,000             283,640
Cablevision Systems NY Group Cl A                    190,000(b)        3,608,100
Comcast Cl A                                          35,000(b)        1,000,650
Cox Communications Cl A                                8,000(b)          248,880
Cox Radio Cl A                                        23,000(b)          475,180
Disney (Walt)                                        110,000           1,872,200
Emmis Communications Cl A                             30,000(b)          506,400
Fox Entertainment Group Cl A                          30,000(b)          800,100
Grupo Televisa ADR                                    26,000(b,c)        653,900
Interpublic Group of Companies                        17,000             158,100
Knight-Ridder                                         25,000           1,462,500

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Media (cont.)
Liberty Media Cl A                                   350,000(b)       $3,405,500
McClatchy Cl A                                        24,000           1,286,160
McGraw-Hill Companies                                 10,000             555,900
Media General Cl A                                    34,000           1,674,160
New York Times Cl A                                   12,000             517,800
News Corp ADR                                         38,000(c)          812,820
Paxson Communications Cl A                            20,000(b)           43,600
PRIMEDIA                                              49,000(b)          120,050
Pulitzer                                              25,000           1,089,250
Reader's Digest Assn                                   8,296              84,702
Scripps (EW) Cl A                                     23,000           1,742,020
Sony ADR                                              20,000(c)          702,600
Tribune                                               64,000           2,880,640
Total                                                                 25,984,852

Metals (1.3%)
AK Steel Holdings                                     35,000(b)          113,750
Barrick Gold                                          40,000(c)          622,400
Newmont Mining                                        30,000             784,500
Total                                                                  1,520,650

Miscellaneous (0.5%)
Rollins                                               25,500             587,265

Multi-industry conglomerates (4.6%)
Crane                                                 44,000             766,480
Grainger (WW)                                          3,500             150,150
Honeywell Intl                                        65,000           1,388,400
ITT Inds                                              13,000             694,330
Manpower                                               8,000             239,040
Pentair                                               13,000             459,550
Tyco Intl                                             30,000(c)          385,800
Vivendi Universal ADR                                110,000(c)        1,474,000
Total                                                                  5,557,750

Paper & packaging (0.3%)
Boise Cascade                                          4,000              87,400
Greif Bros Cl A                                       15,000             269,700
Total                                                                    357,100

Real estate investment trust (0.2%)
St. Joe                                                8,000             217,600
Starwood Hotels & Resorts Worldwide                    2,000              47,580
Total                                                                    265,180

Retail (1.5%)
Albertson's                                           17,000             320,450
AutoNation                                            35,000(b)          446,250
Neiman Marcus Group Cl A                              15,000(b)          434,850
Staples                                               35,000(b)          641,550
Total                                                                  1,843,100

Transportation (0.9%)
Burlington Northern Santa Fe                           8,000             199,200
GATX                                                  40,000             579,200
Norfolk Southern                                      18,000             334,080
Total                                                                  1,112,480

Utilities -- electric (3.7%)
DQE                                                   30,000             365,700
Duke Energy                                           10,000             145,400
El Paso Electric                                      65,000(b)          702,000
Energy East                                           25,000             445,000
Entergy                                                3,000             144,450
Mirant                                                50,000(b)           80,000
Northeast Utilities                                   88,000           1,224,960
Westar Energy                                         10,000             121,200
Xcel Energy                                           95,000           1,216,950
Total                                                                  4,445,660

Utilities -- gas (1.0%)
El Paso                                               40,000             242,000
Kinder Morgan                                         12,000             540,000
Southwest Gas                                         22,000             447,700
Total                                                                  1,229,700

Utilities -- telephone (5.0%)
ALLTEL                                                 2,000              89,520
AT&T                                                  30,000             486,000
BellSouth                                             32,000             693,440
BroadWing                                             70,000(b)          280,000
BT Group ADR                                           7,000(c)          178,080
CenturyTel                                            27,000             745,200
Citizens Communications                               70,000(b)          698,600
Qwest Communications Intl                            230,000(b)          802,700
Sprint (FON Group)                                    60,000             705,000
Sprint (PCS Group)                                    28,000(b)          122,080
Telecom Italia Mobile                                180,000(c)          734,596
Telephone & Data Systems                              14,000             572,740
Total                                                                  6,107,956

Total common stocks
(Cost: $147,448,842)                                                $121,022,312

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT

Short-term security (0.8%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

Commercial paper
Abbey Natl North America
         04-01-03              1.41%              $1,000,000            $999,961

Total short-term security
(Cost: $1,000,000)                                                      $999,961

Total investments in securities
(Cost: $148,448,842)(d)                                             $122,022,273


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2003, the value of foreign securities represented 7.3% of net assets.

(d) At March 31, 2003, the cost of securities for federal income tax purposes was approximately $148,449,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $  4,391,000

     Unrealized depreciation                                        (30,818,000)
                                                                    -----------
     Net unrealized depreciation                                   $(26,427,000)
                                                                   ------------

--------------------------------------------------------------------------------
14 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT



Financial Statements

Statement of assets and liabilities

AXP Progressive Fund

March 31, 2003 (Unaudited)

Assets
Investments in securities, at value (Note 1)*
   (identified cost $148,448,842)                                                                      $122,022,273
Cash in bank on demand deposit                                                                               32,645
Capital shares receivable                                                                                       117
Dividends and accrued interest receivable                                                                   168,522
Receivable for investment securities sold                                                                    63,798
                                                                                                             ------
Total assets                                                                                            122,287,355
                                                                                                        -----------

Liabilities
Capital shares payable                                                                                        7,868
Payable upon return of securities loaned (Note 5)                                                           880,000
Accrued investment management services fee                                                                    6,489
Accrued distribution fee                                                                                      3,553
Accrued transfer agency fee                                                                                   2,430
Accrued administrative services fee                                                                             608
Other accrued expenses                                                                                       79,427
                                                                                                             ------
Total liabilities                                                                                           980,375
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                     $121,306,980
                                                                                                       ============

Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    252,154
Additional paid-in capital                                                                              191,147,890
Undistributed net investment income                                                                         310,017
Accumulated net realized gain (loss) (Note 7)                                                           (43,976,292)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (26,426,789)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                               $121,306,980
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $105,074,279
                                                            Class B                                    $ 16,150,878
                                                            Class C                                    $     80,272
                                                            Class Y                                    $      1,551
Net asset value per share of outstanding capital stock:     Class A shares         21,723,175          $       4.84
                                                            Class B shares          3,474,577          $       4.65
                                                            Class C shares             17,363          $       4.62
                                                            Class Y shares                318          $       4.88
                                                                                          ---          ------------
* Including securities on loan, at value (Note 5)                                                      $    842,200
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT



Statement of operations

AXP Progressive Fund

Six months ended March 31, 2003 (Unaudited)

Investment income
Income:
Dividends                                                                                               $ 1,144,084
Interest                                                                                                      2,636
Fee income from securities lending -- net (Note 5)                                                            7,328
   Less foreign taxes withheld                                                                               (9,054)
                                                                                                             ------
Total income                                                                                              1,144,994
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                          424,922
Distribution fee
   Class A                                                                                                  141,921
   Class B                                                                                                   90,251
   Class C                                                                                                      420
Transfer agency fee                                                                                         147,146
Incremental transfer agency fee
   Class A                                                                                                   13,829
   Class B                                                                                                    5,183
   Class C                                                                                                       32
Administrative services fees and expenses                                                                    40,689
Compensation of board members                                                                                 3,892
Custodian fees                                                                                                9,550
Printing and postage                                                                                         22,970
Registration fees                                                                                            27,516
Audit fees                                                                                                   13,125
Other                                                                                                         6,524
                                                                                                              -----
Total expenses                                                                                              947,970
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (111,953)
                                                                                                           --------
                                                                                                            836,017
   Earnings credits on cash balances (Note 2)                                                                (1,040)
                                                                                                             ------
Total net expenses                                                                                          834,977
                                                                                                            -------
Investment income (loss) -- net                                                                             310,017
                                                                                                            -------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        (2,997,258)
   Foreign currency transactions                                                                                334
                                                                                                                ---
Net realized gain (loss) on investments                                                                  (2,996,924)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                     8,284,012
                                                                                                          ---------
Net gain (loss) on investments and foreign currencies                                                     5,287,088
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                         $ 5,597,105
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT



Statements of changes in net assets

AXP Progressive Fund

                                                                               March 31, 2003        Sept. 30, 2002
                                                                             Six months ended            Year ended
                                                                                  (Unaudited)

Operations
Investment income (loss) -- net                                                  $    310,017          $    (33,371)
Net realized gain (loss) on investments                                            (2,996,924)          (16,060,482)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies               8,284,012            10,154,491
                                                                                    ---------            ----------
Net increase (decrease) in net assets resulting from operations                     5,597,105            (5,939,362)
                                                                                    ---------            ----------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            724,782            10,866,366
   Class B shares                                                                     202,641             1,769,099
   Class C shares                                                                       1,291                25,611
Payments for redemptions
   Class A shares                                                                 (11,766,285)          (47,916,035)
   Class B shares (Note 2)                                                         (2,903,390)          (10,100,257)
   Class C shares (Note 2)                                                             (3,828)              (55,005)
                                                                                       ------               -------
Increase (decrease) in net assets from capital share transactions                 (13,744,789)          (45,410,221)
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                            (8,147,684)          (51,349,583)
Net assets at beginning of period                                                 129,454,664           180,804,247
                                                                                  -----------           -----------
Net assets at end of period                                                      $121,306,980          $129,454,664
                                                                                 ============          ============
Undistributed net investment income                                              $    310,017          $         --
                                                                                 ------------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Progressive Fund

(Unaudited as to March 31, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Progressive Series, Inc. (formerly AXP Progressive Fund, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Progressive Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designed by the board. The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers.

On March 8, 2002, the Fund was closed to new investors. Current shareholders may continue to hold shares and make investments in the Fund.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
18 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
19 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
20 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.64% to 0.515% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Multi-Cap Value Funds Index. Prior to Jan. 1, 2003, the performance incentive adjustment was based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Value Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment increased the fee by $3,570 for the six months ended March 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Subadvisory Agreement with GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
21 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT



Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $17,875 for Class A and $7,884 for Class B for the six months ended March 31, 2003.

For the six months ended March 31, 2003, AEFC and American Express Financial
Advisors Inc. waived certain fees and expenses to 1.16% for Class A, 1.94% for Class B, 1.96% for Class C and 0.92% for Class Y. In addition, AEFC and American
Express Financial Advisors Inc. have agreed to waive certain fees and expenses until Oct. 31, 2003. Under this agreement, total expenses will not exceed 1.20% for Class A, 1.97% for Class B, 1.98% for Class C and 1.00% for Class Y of the
Fund's average daily net assets.

During the six months ended March 31, 2003, the Fund's custodian and transfer agency fees were reduced by $1,040 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express
Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,492,409 and $17,669,403, respectively, for the six months ended March 31, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadviser were $32,696 for the six months ended March 31, 2003.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended March 31, 2003
                                              Class A           Class B          Class C           Class Y

Sold                                          143,986            41,927              270                --
Issued for reinvested distributions                --                --               --                --
Redeemed                                   (2,370,247)         (609,793)            (834)               --
                                           ----------          --------             ----                --
Net increase (decrease)                    (2,226,261)         (567,866)            (564)               --
                                           ----------          --------             ----                --

                                                               Year ended Sept. 30, 2002
                                              Class A           Class B          Class C           Class Y

Sold                                        2,065,096           323,167            4,701                --
Issued for reinvested distributions                --                --               --                --
Redeemed                                   (8,723,871)       (1,905,625)         (10,038)               --
                                           ----------        ----------          -------                --
Net increase (decrease)                    (6,658,775)       (1,582,458)          (5,337)               --
                                           ----------        ----------           ------                --


--------------------------------------------------------------------------------
22 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2003, securities valued at $842,200 were on loan to brokers. For collateral, the Fund received $880,000 in cash. Income from securities lending amounted to $7,328 for the six months ended March 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income purposes, the Fund has a capital loss carry-over of $38,049,404 as of Sept. 30, 2002, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
23 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT



8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended Sept. 30,                                    2003(k)        2002         2001         2000         1999

Net asset value, beginning of period                              $4.65        $5.01       $ 8.44        $7.21       $ 7.93

Income from investment operations:

Net investment income (loss)                                        .02          .01           --          .04          .05

Net gains (losses) (both realized and unrealized)                   .17         (.37)       (2.48)        1.25          .65

Total from investment operations                                    .19         (.36)       (2.48)        1.29          .70

Less distributions:

Dividends from net investment income                                 --           --         (.02)        (.06)        (.05)

Distributions from realized gains                                    --           --         (.93)          --        (1.37)

Total distributions                                                  --           --         (.95)        (.06)       (1.42)

Net asset value, end of period                                    $4.84        $4.65       $ 5.01        $8.44       $ 7.21

Ratios/supplemental data

Net assets, end of period (in millions)                            $105         $111         $153         $277         $394

Ratio of expenses to average daily net assets(c)                  1.16%(d),(e) 1.12%        1.08%        1.06%         .99%

Ratio of net investment income (loss)
to average daily net assets                                        .58%(d)      .10%         .01%         .45%         .65%

Portfolio turnover rate (excluding short-term securities)            3%         116%          73%         121%          93%

Total return(i)                                                   4.09%(j)    (7.19%)     (31.80%)      18.10%        8.20%


See accompanying notes to financial highlights.

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24 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT



Class B

Per share income and capital changes(a)

Fiscal period ended Sept. 30,                                    2003(k)        2002         2001         2000         1999

Net asset value, beginning of period                              $4.48        $4.87       $ 8.26        $7.06       $ 7.80

Income from investment operations:

Net investment income (loss)                                       (.01)        (.04)        (.03)        (.02)        (.01)

Net gains (losses) (both realized and unrealized)                   .18         (.35)       (2.43)        1.22          .64

Total from investment operations                                    .17         (.39)       (2.46)        1.20          .63

Less distributions:

Dividends from net investment income                                 --           --           --           --           --

Distributions from realized gains                                    --           --         (.93)          --        (1.37)

Total distributions                                                  --           --         (.93)          --        (1.37)

Net asset value, end of period                                    $4.65        $4.48       $ 4.87        $8.26       $ 7.06

Ratios/supplemental data

Net assets, end of period (in millions)                             $16          $18          $27          $51          $83

Ratio of expenses to average daily net assets(c)                  1.94%(d),(f) 1.90%        1.86%        1.83%        1.76%

Ratio of net investment income (loss)
to average daily net assets                                       (.20%)(d)    (.68%)       (.79%)       (.31%)       (.12%)

Portfolio turnover rate (excluding short-term securities)            3%         116%          73%         121%          93%

Total return(i)                                                   3.79%(j)    (8.01%)     (32.31%)      17.00%        7.49%


See accompanying notes to financial highlights.

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25 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT



Class C

Per share income and capital changes(a)

Fiscal period ended Sept. 30,                                    2003(k)        2002         2001       2000(b)

Net asset value, beginning of period                              $4.46        $4.85       $ 8.26        $7.78

Income from investment operations:

Net investment income (loss)                                       (.01)        (.04)        (.02)        (.06)

Net gains (losses) (both realized and unrealized)                   .17         (.35)       (2.43)         .54

Total from investment operations                                    .16         (.39)       (2.45)         .48

Less distributions:

Dividends from net investment income                                 --           --         (.03)          --

Distributions from realized gains                                    --           --         (.93)          --

Total distributions                                                  --           --         (.96)          --

Net asset value, end of period                                    $4.62        $4.46       $ 4.85        $8.26

Ratios/supplemental data

Net assets, end of period (in millions)                             $--          $--          $--          $--

Ratio of expenses to average daily net assets(c)                  1.96%(d),(g) 1.92%        1.86%        1.83%(d)

Ratio of net investment income (loss)
to average daily net assets                                       (.22%)(d)    (.69%)       (.76%)       (.85%)(d)

Portfolio turnover rate (excluding short-term securities)            3%         116%          73%         121%

Total return(i)                                                   3.59%(j)    (8.04%)     (32.22%)       6.17%(j)


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT



Class Y

Per share income and capital changes(a)

Fiscal period ended Sept. 30,                                    2003(k)        2002         2001         2000         1999

Net asset value, beginning of period                              $4.68        $5.04       $ 8.45        $7.22       $ 7.94

Income from investment operations:

Net investment income (loss)                                        .02          .01          .01          .06          .06

Net gains (losses) (both realized and unrealized)                   .18         (.37)       (2.49)        1.25          .64

Total from investment operations                                    .20         (.36)       (2.48)        1.31          .70

Less distributions:

Dividends from net investment income                                 --           --           --         (.08)        (.05)

Distributions from realized gains                                    --           --         (.93)          --        (1.37)

Total distributions                                                  --           --         (.93)        (.08)       (1.42)

Net asset value, end of period                                    $4.88        $4.68       $ 5.04        $8.45       $ 7.22

Ratios/supplemental data

Net assets, end of period (in millions)                             $--          $--          $--          $--          $10

Ratio of expenses to average daily net assets(c)                   .92%(d),(h)  .92%         .95%         .85%         .89%

Ratio of net investment income (loss)
to average daily net assets                                        .76%(d)      .28%         .14%         .73%         .75%

Portfolio turnover rate (excluding short-term securities)            3%         116%          73%         121%          93%

Total return(i)                                                   4.27%(j)    (7.14%)     (31.75%)      18.28%        8.32%


Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.33% for the six months ended March 31, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.12% for the six months ended March 31, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.13% for the six months ended March 31, 2003.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.07% for the six months ended March 31, 2003.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended March 31, 2003 (Unaudited).

--------------------------------------------------------------------------------
27 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT



Results of Meeting of Shareholders

AXP PROGRESSIVE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(Unaudited)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote

Arne H. Carlson                      17,556,986.346                        990,632.707
Philip J. Carroll, Jr.               17,631,333.188                        916,285.865
Livio D. DeSimone                    17,622,728.263                        924,890.790
Barbara H. Fraser                    17,615,231.951                        932,387.102
Ira D. Hall                          17,607,431.724                        940,187.329
Heinz F. Hutter                      17,618,072.706                        929,546.347
Anne P. Jones                        17,625,520.556                        922,098.497
Stephen R. Lewis, Jr.                17,643,219.846                        904,399.207
Alan G. Quasha                       17,649,826.179                        897,792.874
Stephen W. Roszell                   17,648,490.423                        899,128.630
Alan K. Simpson                      17,220,317.959                      1,327,301.094
Alison Taunton-Rigby                 17,627,851.608                        919,767.445
William F. Truscott                  17,635,344.542                        912,274.511


--------------------------------------------------------------------------------
28 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes

  14,795,244.730           2,588,381.063        716,703.260       447,290.000

2(b). To change the name of the corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes

  15,731,173.746           2,010,651.831        805,793.476          0.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes

  14,931,438.679           2,170,310.588        998,579.786       447,290.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
29 -- AXP PROGRESSIVE FUND -- 2003 SEMIANNUAL REPORT

Contact Information and Services

Internet

Receive 24-hour access to your account information at www.americanexpress.com.

Client Service

Receive fund performance, fund prices, account values, recent account transactions, and make account inquiries by calling American Express Financial Advisors at (888) 723-8476 or TTY: (800) 846-4852.

Telephone Transaction Service

For sales and exchange, dividend payments, or reinvestments and automatic payment arrangement contact American Express Financial Advisors at (888) 723-8476.

Find an American Express Financial Advisor

If you are an existing American Express Financial Advisors client who has recently moved and would like to speak with a new advisor, please call your local Client Service Coordinator at (800) 803-6284.

American Express(R) Funds provide investment opportunities for shareholders, all in one place.

We've been managing mutual funds for over 60 years. Today, our family of funds includes 61 publicly offered funds in all style categories: growth, blend, value, and income. Our broad selection of funds allows you to build a portfolio diversified across various asset classes.

Growth Funds

Typically, growth investing seeks to invest in companies with the greatest earnings growth potential.

Blend Funds

Blend is often regarded as an investment style that incorporates both growth and value considerations in the stock selection process.

Value Funds

A value investment approach generally seeks to invest in undervalued stocks that are temporarily out of favor.

Income/Tax-Exempt Income Funds

Involves investing primarily in fixed income securities with the goal of maximizing income and often, but not always, capital appreciation.

American Express(R) Funds

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners Aggressive Growth Fund
AXP Partners Growth Fund
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Quantitative Large Cap Equity Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Aggressive Growth Fund
AXP Partners Fundamental Value Fund
AXP Partners Growth Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
    Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                                          (5/03)

AXP Progressive Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

AMERICAN
   EXPRESS(R)

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6450 U (5/03)